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Exhibit 99.2



                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Nutrition 21, Inc., a New York corporation (the "Company"), on Form 10-Q for the quarter ending September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Paul Intlekofer, Vice President, Business Development and Chief Financial Officer (Principal Financial Officer) of the Company, certify, pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), that to my knowledge

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


 /S/ PAUL INTLEKOFER

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Paul Intlekofer
Chief Financial Officer and Senior Vice President, Corporate Development (Principal Financial Officer)
February 13, 2003



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